UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2020

Annual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

4	Letter to the Shareholders
8	Performance Summary
9	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
29	Tax Information
29	Shares Repurchased and Issued
30	Voluntary Cash Purchase Program and Dividend Reinvestment Plan
35	Approval of Continuance of Investment Advisory Agreement
41	Investment Objective, Investment Policies and Principal Risks
50	Directors and Officers of the Fund
54	Additional Information

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union (EU), the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement, provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The New Germany Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the 12-month period ended December 31, 2020, the total return of the New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 37.84% based on net asset value and 37.46% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight) was 20.56%.1 The Fund’s discount to net asset value averaged 14.36% for the period in review, compared with 12.13% over the same period in 2019.

The year 2020 was severely impacted by the COVID-19 crisis. The global spread of COVID-19, followed by worldwide economic lockdowns, led to a harsh contraction of global GDP and negatively affected corporate earnings. This resulted in a sharp equity market decline during the first quarter. Swift measures by central banks worldwide and very large fiscal rescue programs soon triggered a powerful, V-shaped recovery for stocks over the following quarters. The successful development of COVID-19 vaccines and the start of vaccinations near the end of 2020 underpinned the equity rally, and German equity indices closed the year near new all-time highs.

The Fund’s strong absolute and relative return over the 12-month period under review was driven by positive sector allocation and strong stock selection. During the period, positive relative performance benefited from overweights in consumer discretionary stocks, and underweights in industrials and financials. As in earlier years, favorable stock selection was the principal driver of performance.

Due to the COVID-19 pandemic and temporary lockdowns all over the globe, companies in the health care sector as well as those with online business models were especially strong performers. The already prevailing shift for consumers to purchase more and more goods online gained tremendous additional momentum due to measures taken by governments in response to COVID-19. The Fund benefited from these sorts of investment cases within the consumer and health care sectors. Within the consumer segment, noteworthy positive performers included the online food service company HelloFresh SE and the online fashion retailer Zalando SE. Both companies saw strong active user growth at

4	|	The New Germany Fund, Inc.

reduced marketing costs. In addition, technology companies that offer services facilitating home office use benefited in 2020, and the Fund’s position in TeamViewer AG, a provider of software that enables remote work, had a strong positive impact on performance.

With the arrival of additional favorable developments regarding potential COVID-19 vaccines following the summer, market sentiment started to shift toward more cyclical sectors such as industrials due to attractive valuation levels. The Fund benefited from its investments in industrial stocks, as its position in SAF-Holland SA, a supplier to truck manufacturers, contributed positively during the second half of the year. Truck orders around the globe experienced a faster rebound than expected, as did the global forklift market. The Fund’s position in the forklift manufacturer Jungheinrich AG was also among the Fund’s top individual performers for 2020. In addition, underweights in travel-related companies such as airplane manufacturer Airbus SE contributed to relative return.

Market Outlook

The outlook will continue to depend on the scenarios regarding the progression of the pandemic. We expect the current lockdown measures in Europe to be extended through the spring of 2021. Broad COVID-19 vaccination by the end of the second quarter would be an optimistic case. However, a reasonable vaccination level among high-risk groups, coupled with higher temperatures, should support a gradual lifting of COVID-19 restrictions during the second quarter. We expect a rebound in GDP growth rates around the globe as well as in Germany, beginning in the

Sector Diversification (As a % of Equity Securities)	12/31/20	12/31/19
Industrials	32%	25%
Consumer Discretionary	22%	21%
Materials	10%	9%
Health Care	8%	10%
Information Technology	7%	6%
Real Estate	7%	11%
Communication Services	5%	9%
Financials	5%	6%
Utilities	3%	2%
Consumer Staples	1%	1%
	100%	100%

The New Germany Fund, Inc.	|	5

second quarter.2 This could also trigger potential earnings increases and some further upside for equity markets.

In the context of the recent positive news regarding vaccines, equity markets have performed strongly. We expect several “cyclical” and “value” rallies in 2021, along with a rotation from growth stocks to value stocks. However, interest rates and economic growth prospects are likely to remain too low to make rallies sustainable. We have positioned the portfolio with what we believe to be a favorable mix of growth and value stocks. In the long term, however, we continue to prefer growth stocks, with a focus on the technology, industrial, consumer and health care sectors. In addition, during 2021 we anticipate a number of government initiatives to promote green technologies, and we therefore expect inflows into the area of thematic investments surrounding the topic of climate technology. The portfolio is positioned to take advantage of this trend.

Ten Largest Equity Holdings at December 31, 2020 (47.6% of Net Assets)		Percent
1.	Airbus SE	9.8%
2.	Brenntag AG	5.9%
3.	HelloFresh SE	5.9%
4.	Zalando SE	5.0%
5.	thyssenkrupp AG	5.0%
6.	TeamViewer AG	3.6%
7.	Instone Real Estate Group AG	3.4%
8.	Jungheinrich AG	3.2%
9.	SAF-Holland SE	2.9%
10.	Hella GmbH & Co. KGaA	2.9%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 9. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The New Germany Fund, Inc.

Due to the current low interest rate environment, we expect interest in mergers and acquisitions to continue. This scenario is typically positive for valuation levels within the small- and mid-cap segments. Finally, we believe the market for initial public offerings should also bounce back, enlarging the investment universe for the Fund, and providing new and potentially compelling investment ideas.

Sincerely,

Christian Strenger	Valerie Schueler	Hepsen Uzcan
Chairman	Portfolio Manager	Interested Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MDAX is a total-rate-of-return index of 60 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The SDAX is a total return index that tracks the 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Fund’s blended benchmark index.

[2]	Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

The New Germany Fund, Inc.	|	7

Performance Summary	December 31, 2020 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 12/31/20

	1-Year	5-Year	10-Year
Net Asset Value(a)	37.84%	17.68%	14.62%
Market Price(a)	37.46%	16.68%	14.40%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	20.56%	11.23%	10.68%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the year ended December 31, 2020 was 1.11%.

[b]

The MDAX is a total-return index of 60 mid-cap issues that rank below the DAX. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The DAX is a total-return index of 30 selected German blue chip stocks traded on the Frankfurt exchange.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

Net Asset Value and Market Price

	As of 12/31/20	As of 12/31/19
Net Asset Value	$21.87	$17.97
Market Price	$19.03	$15.68

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Twelve Months as of 12/31/20:
Income Distributions	$0.003
Capital Gains Distributions	$2.457

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

8	|	The New Germany Fund, Inc.

Schedule of Investments	as of December 31, 2020

	Shares	Value ($)
Germany 90.7%
Common Stocks 84.5%

Aerospace & Defense 1.3%
Hensoldt AG*	253,860	4,332,130

Airlines 1.3%
Deutsche Lufthansa AG (Registered)*	341,782	4,521,772

Auto Components 5.8%

Hella GmbH & Co. KGaA*	150,926	9,766,809

SAF-Holland SE*	726,357	9,951,788

		19,718,597

Automobiles 1.7%
Knaus Tabbert AG*	68,608	5,304,260

Banks 0.3%
Commerzbank AG*	182,364	1,174,770

Biotechnology 0.9%
MorphoSys AG*	25,241	2,896,910

Building Products 1.6%
Steico SE	72,243	5,249,467

Capital Markets 1.5%
flatexDEGIRO AG*	63,676	4,946,323

Chemicals 5.5%

Evonik Industries AG	58,831	1,920,105

LANXESS AG	61,097	4,690,680

Symrise AG ‘‘A’’	63,553	8,427,492

Wacker Chemie AG	25,844	3,691,047

		18,729,324

Diversified Financial Services 1.0%
Hypoport SE*	5,208	3,281,037

Diversified Telecommunication Services 1.0%
United Internet AG (Registered)	82,474	3,473,658

Electrical Equipment 1.6%
Nordex SE*	196,564	5,328,521

Food Products 1.5%
KWS Saat SE & Co. KGaA	63,223	5,027,145

Health Care Equipment & Supplies 1.5%
Siemens Healthineers AG 144A	100,461	5,159,087

Independent Power & Renewable Electricity Producers 2.8%

Encavis AG†	264,618	6,911,149

Uniper SE	79,875	2,759,361

		9,670,510

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	9

	Shares	Value ($)

Insurance 2.3%

Hannover Rueck SE	32,986	5,257,836

Talanx AG	60,678	2,357,462

		7,615,298

Interactive Media & Services 3.8%

New Work SE	12,789	4,380,539

Scout24 AG 144A	104,477	8,569,440

		12,949,979

Internet & Direct Marketing Retail 10.9%

HelloFresh SE*	255,648	19,764,801

Zalando SE 144A*	153,022	17,045,687

		36,810,488

IT Services 1.5%

Bechtle AG	22,329	4,873,008

Secunet Security Networks AG	801	243,006

		5,116,014

Life Sciences Tools & Services 1.4%
Evotec SE* †	126,418	4,682,715

Machinery 7.8%

Deutz AG*	1,202,242	7,500,583

JOST Werke AG 144A*	142,131	7,493,748

KION Group AG†	46,763	4,070,720

Knorr-Bremse AG	27,069	3,698,117

Krones AG	14,332	1,158,011

Pfeiffer Vacuum Technology AG	4,663	894,426

Vossloh AG*	26,637	1,347,392

		26,162,997

Media 0.7%
ProSiebenSat.1 Media SE*	146,290	2,461,548

Metals & Mining 5.0%
thyssenkrupp AG*	1,689,593	16,791,326

Pharmaceuticals 0.9%
Dermapharm Holding SE	43,727	3,046,861

Professional Services 0.1%
Amadeus Fire AG*	3,336	491,344

Real Estate Management & Development 6.0%

Instone Real Estate Group AG 144A*	448,771	11,528,613

LEG Immobilien AG	34,110	5,301,803

PATRIZIA AG	75,548	2,425,969

TAG Immobilien AG	28,887	915,240

		20,171,625

The accompanying notes are an integral part of the financial statements.

10	|	The New Germany Fund, Inc.

	Shares	Value ($)

Software 3.6%
TeamViewer AG 144A*	225,298	12,079,857

Specialty Retail 2.7%
Fielmann AG*	112,800	9,169,319

Textiles, Apparel & Luxury Goods 2.2%
Puma SE*	67,150	7,580,303

Trading Companies & Distributors 5.9%
Brenntag AG	257,210	19,929,614

Transportation Infrastructure 0.4%
Hamburger Hafen und Logistik AG	62,677	1,413,846
Total Common Stocks (Cost $171,801,054)		285,286,645

Preferred Stocks 6.2%
Health Care Equipment & Supplies 2.5%
Sartorius AG	19,939	8,380,878

Machinery 3.2%
Jungheinrich AG	243,980	10,923,663

Road & Rail 0.5%
Sixt SE	25,708	1,805,149
Total Preferred Stocks (Cost $9,749,572)		21,109,690

Total Germany (Cost $181,550,626)		306,396,335

Netherlands 12.1%
Common Stocks

Aerospace & Defense 9.8%
Airbus SE*	299,732	32,918,928

Internet & Direct Marketing Retail 0.7%
Shop Apotheke Europe NV 144A*	12,972	2,351,734

Life Sciences Tools & Services 1.6%
QIAGEN NV*	105,482	5,477,584
Total Netherlands (Cost $19,691,318)		40,748,246

United Kingdom 2.8%
Common Stocks

Semiconductors & Semiconductor Equipment 2.8%
Dialog Semiconductor PLC* (Cost $5,954,936)	171,578	9,380,045

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Luxembourg 2.2%
Common Stocks

Internet & Direct Marketing Retail 0.4%
Global Fashion Group SA*	118,716	1,411,445

Machinery 0.2%
Stabilus SA	10,000	705,844

Real Estate Management & Development 1.6%

Aroundtown SA	499,104	3,736,590

Corestate Capital Holding SA* †	100,127	1,788,286

		5,524,876
Total Luxembourg (Cost $6,733,281)		7,642,165

France 0.5%
Common Stocks

Machinery 0.5%
Alstom SA* (Cost $1,675,219)	31,913	1,819,616

Securities Lending Collateral 4.3%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.03% (Cost $14,465,113) (a) (b)	14,465,113	14,465,113

Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 0.08% (Cost $4,571,092) (b)	4,571,092	4,571,092

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $234,641,585)	114.0	385,022,612
Other Assets and Liabilities, Net	(14.0)	(47,412,405)

Net Assets	100.0	337,610,207

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 4.3%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.03% (a) (b)
9,548,819	4,916,294 (c)	—	—	—	410,209	—	14,465,113	14,465,113
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 0.08% (b)
393,417	89,164,969	84,987,294	—	—	8,600	—	4,571,092	4,571,092
9,942,236	94,081,263	84,987,294	—	—	418,809	—	19,036,205	19,036,205

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2020 amounted to $13,698,828, which is 4.1% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$306,396,335	$—	$—	$306,396,335
Netherlands	40,748,246	—	—	40,748,246
United Kingdom	9,380,045	—	—	9,380,045
Luxembourg	7,642,165	—	—	7,642,165
France	1,819,616	—	—	1,819,616
Short-Term Instruments (d)	19,036,205	—	—	19,036,205
Total	$385,022,612	$—	$—	$385,022,612

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $215,605,380) — including $13,698,828 of securities loaned	$365,986,407
Investment in DWS Central Cash Management Government Fund (cost $4,571,092)	4,571,092
Investment in DWS Government & Agency Securities Portfolio (cost $14,465,113)*	14,465,113
Receivable for investments sold	287,496
Dividends receivable	72,656
Foreign taxes recoverable	14,451
Interest receivable	18,208
Other assets	51,349
Total assets	385,466,772

Liabilities
Due to custodian	144,759
Distributions payable	32,731,193
Payable upon return of securities loaned	14,465,113
Investment advisory fee payable	190,257
Payable for Fund shares repurchased	91,780
Administration fee payable	59,184
Payable for Directors’ fees and expenses	14,765
Accrued expenses and other liabilities	159,514
Total liabilities	47,856,565
Net assets	$337,610,207

Net Assets Consist of
Distributable earnings (gain)	162,536,893
Paid-in capital	175,073,314
Net assets	$337,610,207

Net Asset Value

Net assets value per share ($337,610,207 ÷ 15,439,215 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$21.87

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Statement of Operations

for the year ended December 31, 2020

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $252,547)	$2,355,095
Income distributions — DWS Central Cash Management Government Fund	8,600
Securities lending income, net of borrower rebates	410,209
Total investment income	2,773,904
Expenses:

Investment advisory fee	1,866,340
Administration fee	572,113
Custody and accounting fee	126,955
Services to shareholders	15,893
Reports to shareholders and shareholder meeting expenses	50,096
Directors’ fees and expenses	169,910
Legal fees	219,906
Audit and tax fees	71,599
NYSE listing fee	33,837
Insurance	34,881
Miscellaneous	37,131
Net expenses	3,198,661
Net investment loss	(424,757)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	45,344,598
Foreign currency	130,952
Net realized gain (loss)	45,475,550
Change in net unrealized appreciation (depreciation) on:

Investments	52,467,206
Foreign currency	(24,296)
Change in net unrealized appreciation (depreciation)	52,442,910
Net gain (loss)	97,918,460
Net increase (decrease) in net assets resulting from operations	$97,493,703

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$(424,757)	$2,230,501
Net realized gain (loss)	45,475,550	6,327,504
Change in net unrealized appreciation (depreciation)	52,442,910	70,384,387
Net increase (decrease) in net assets resulting from operations	97,493,703	78,942,392
Distributions to shareholders	(38,085,731)	(8,299,113)
Fund share transactions:

Net proceeds from reinvestment of distributions	2,386,832	12,970,744
Shares repurchased	(9,360,189)	(9,025,360)
Net increase (decrease) in net assets from Fund share transactions	(6,973,357)	3,945,384
Total increase (decrease) in net assets	52,434,615	74,588,663
Net assets at beginning of period	285,175,592	210,586,929

Net assets at end of period	$337,610,207	$285,175,592

Other Information
Shares outstanding at beginning of period	15,870,103	15,560,614
Shares issued from reinvestment of distributions	156,925	952,989
Shares repurchased	(587,813)	(643,500)

Shares outstanding at end of period	15,439,215	15,870,103

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Financial Highlights

	Years Ended December 31,
	2020	2019	2018	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$17.97	$13.53	$21.49	$14.97	$16.19
Income (loss) from investment operations:

Net investment income (loss)[a]	(.03)	.14	.11	.50 [c]	.12
Net realized and unrealized gain (loss) on investments and foreign currency	6.31	4.85	(4.46)	6.77	(.17)
Total from investment operations	6.28	4.99	(4.35)	7.27	(.05)
Less distributions from:

Net investment income	(.00 )*	(.15)	(.25)	(.35)	(.39)
Net realized gains	(2.46)	(.37)	(3.40)	(.39)	(.59)
Return of capital	—	—	—	—	(.21)
Total distributions	(2.46)	(.52)	(3.65)	(.74)	(1.19)
Dilution in net asset value from dividend reinvestment	(.02)	(.11)	(.06)	(.05)	(.05)
Increase resulting from share repurchases	.10	.08	.10	.04	.07
Net asset value, end of period	$21.87	$17.97	$13.53	$21.49	$14.97
Market value, end of period	$19.03	$15.68	$11.70	$19.44	$13.07

Total Investment Return for the Period[b]
Based upon market value (%)	37.46	38.75	(23.89)	54.02	(3.25)
Based upon net asset value (%)	37.84	37.51	(20.38)	48.65	.61

Ratios to Average Net Assets
Total expenses (%)	1.11	1.16	1.16	1.16	1.21
Net investment income (loss) (%)	(.15)	.87	.52	2.70 [c]	.76
Portfolio turnover (%)	57	36	37	25	65
Net assets at end of period ($ thousands)	337,610	285,176	210,587	339,624	235,839

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.42 per share and 2.28% of average daily net assets, for the year ended December 31, 2017.

*	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Notes to Financial Statements

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the

The New Germany Fund, Inc.	|	19

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized

20	|	The New Germany Fund, Inc.

effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2020, the exchange rate was EUR €1.00 to USD $1.22.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The New Germany Fund, Inc.	|	21

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,303,549
Undistributed long-term capital gain	$11,278,701
Net unrealized appreciation (depreciation)	$147,953,804

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $237,068,808. The net unrealized appreciation for all investments based on tax cost was $147,953,804. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $153,269,725 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,315,921.

22	|	The New Germany Fund, Inc.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$4,050,917	$2,406,953
Distributions from long-term capital gains	$34,034,814	$5,892,160

*	For tax purposes, short-term capital gain is considered ordinary income.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DSC included in the Statement of

The New Germany Fund, Inc.	|	23

Operations under “Services to shareholders” aggregated $11,999, of which $999 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $10,978, of which $5,783 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the year ended December 31, 2020, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2020, were $163,238,232 and $183,967,090, respectively.

E. Capital

During the year ended December 31, 2020 and the year ended December 31, 2019, the Fund purchased 587,813 and 643,500 of its shares of common stock on the open market at a total cost of $9,360,189 and $9,025,360 ($15.92 and $14.03 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.88% and 11.84%, respectively.

During the year ended December 31, 2020 and the year ended December 31, 2019, the Fund issued for dividend reinvestment 156,925 and 952,989 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 13.62% and 11.92%, respectively.

24	|	The New Germany Fund, Inc.

F. Share Repurchases

On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,595,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 649,200 shares between August 1, 2018 and July 31, 2019. On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 687,552 shares between August 1, 2019 and July 31, 2020. On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 211,961 shares between August 1, 2020 and December 31, 2020.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2020, there were four shareholders that held approximately 15%, 14%, 10% and 7%, respectively, of the outstanding shares of the Fund.

H. Other — Covid-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the

The New Germany Fund, Inc.	|	25

circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

26	|	The New Germany Fund, Inc.

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

The New Germany Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New Germany Fund, Inc. (the “Fund”), including the schedule of investments as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 19, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not

The New Germany Fund, Inc.	|	27

required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 25, 2021

28	|	The New Germany Fund, Inc.

Tax Information	(Unaudited)

The Fund paid distributions of $2.1973 per share from net long-term capital gains during its year ended December 31, 2020.

For federal Income tax purposes, the Fund designates $2,522,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $252,547 and earned $368,326 of foreign source income during the year ended December 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0164 per share as foreign taxes paid and $0.0239 per share as income earned from foreign sources for the year ended December 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $44,028,000 as capital gain dividends for its year ended December 31, 2020.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended December 31, 2019 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2020. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

Shares Repurchased and Issued	(Unaudited)

The Fund has been purchasing shares of its common stock in the open market and has also purchased shares pursuant to tender offers. Shares repurchased in the open market, shares issued for dividend reinvestment, and shares tendered and accepted for the past five years are as follows:

	Years Ended December 31,
	2020	2019	2018	2017	2016
Shares repurchased	587,813	643,500	688,100	368,100	664,300
Shares issued for dividend reinvestment	156,925	952,989	445,326	420,774	492,027

The New Germany Fund, Inc.	|	29

Voluntary Cash Purchase Program and Dividend Reinvestment Plan	(Unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Service Company, the transfer agent (the “Transfer Agent”), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-GERMANY (1-800-437-6269)). DST Systems, Inc. (the “Plan Agent”) acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders (“Plan Participants”) appoint the Transfer Agent to receive or invest Fund distributions as described below under “Reinvestment of Fund Shares.” In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under “Voluntary Cash Purchases.” There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under “Reinvestment of Fund Shares” and “Voluntary Cash Purchases.”

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock equals or is less than the market price per share on the valuation date (the “Market Parity or Premium”), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant’s account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant’s account shall be determined by dividing the dollar amount of

30	|	The New Germany Fund, Inc.

the distribution payable to a Plan Participant by the net asset value per share of the Fund’s common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date (the “Market Discount”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant’s account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant’s purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund’s common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund’s common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant’s shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant’s written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once

The New Germany Fund, Inc.	|	31

a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant’s pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant’s account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month’s investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder’s behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant’s written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant’s authorization and deposit, and after the Plan Agent

32	|	The New Germany Fund, Inc.

purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder’s written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case

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may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

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Approval of Continuance of

Investment Advisory Agreement	(Unaudited)

The Fund’s directors unanimously approved the continuance of the investment advisory agreement between the Fund and DWS International GmbH (“DWSI”) (the “agreement”) at a meeting held on October 30, 2020. The Fund’s directors simultaneously approved the continuance of the administration agreement (the “administration agreement”) between the Fund and DWS Investment Management Americas, Inc. (“DIMA”), an affiliate of DWSI.

In preparation for the meeting, the directors had requested, received and evaluated extensive materials from DWSI and DIMA, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Broadridge Financial Solutions, Inc. (“Broadridge”). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and experienced Fund counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in private sessions with counsel at which no representatives of DWSI or DIMA were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the Fund’s performance to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment advisory and other services rendered by DWSI;

3.	payments received by DWSI and its affiliates (including DIMA) from all sources in respect to the Fund and all investment companies in the DWS family of funds;

4.	the costs borne by, and profitability of, DWSI and DIMA in providing services to the Fund;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	DWSI’s policies and practices regarding allocation of the Fund’s portfolio transactions, including the fact that DWSI does not benefit from soft dollar arrangements;

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8.	the Fund’s portfolio turnover rates compared to those of other closed-end investment companies investing in international equities;

9.	fall-out benefits which DWSI and its affiliates receive from their relationships with the Fund;

10.	information concerning the programs established by DWSI with respect to compliance, risk management, cybersecurity, disclosure and ethics;

11.

information regarding DWSI’s disqualification from providing investment advisory services to the Fund pursuant to Section 9(a) of the Investment Company Act of 1940 from June 17, 2020 through the issuance of temporary (on September 24, 2020) and permanent (on October 20, 2020) orders, retroactive to June 17, 2020, exempting DWSI from the disqualification;

12.

the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of DWSI, and the potential implications for DWSI and DIMA of recent developments relating to Deutsche Bank AG (“Deutsche Bank”) and DWS Group GmbH & Co. KGaA (“DWS Group”), including: (A) the March 2018 initial public offering (the “IPO”) of DWS Group, which resulted in DWS Group becoming a public company with Deutsche Bank retaining an approximately 79% ownership interest; (B) ongoing reorganizations and expense reduction efforts by both Deutsche Bank and DWS Group; (C) Deutsche Bank’s various material legal enforcement and litigation exposures, and management’s representations that none of the IPO, the reorganizations or expense reduction efforts, or the regulatory enforcement and litigation exposures of Deutsche Bank were expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by DWSI and DIMA to the Fund, or result in any material changes to the persons at DWSI and DIMA providing services to the Fund, and that, to the extent such persons leave DWSI or DIMA, high quality replacements would be put in place as promptly as is reasonably practicable; and

13.	the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DWSI to the Fund gained from their experience as directors of the European Equity Fund and the Central and Eastern Europe Fund and their confidence in DWSI’s integrity and competence gained from that experience and DWSI’s responsiveness to concerns raised by them in the past, including DWSI’s willingness to

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consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DWSI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DWSI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the agreement (including their determinations that DWSI should continue in its role as investment advisor for the Fund, and that the fees payable to DWSI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DWSI

The directors noted that, under the agreement, DWSI, in accordance with the Fund’s investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DWSI pays all of the compensation of the Fund’s directors and officers who are interested persons of DWSI.

The directors considered the scope and quality of services provided by DWSI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors also considered the commitment of DWSI to, and the programs established by it with respect to, compliance, risk management, cybersecurity, disclosure and ethics. The directors considered the quality of the investment research capabilities of DWSI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors considered management’s representation that the various recent developments affecting DWS Group and Deutsche Bank enumerated in No. 11 above were not expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by DWSI and DIMA to the Fund, or result in any material changes to the persons at DWSI and DIMA providing services to the Fund and that, to the extent such persons leave DWSI or DIMA, high quality replacements would be put in place as promptly as is reasonably practicable. The

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directors agreed that they would continue to monitor the availability and dedication of resources to the Fund going forward, and management agreed to continue to provide detailed information to facilitate such review. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DWSI

At the request of the directors, DWSI provided information concerning its revenues, expenses and net income and financial condition for 2019 as well as information about revenues and expenses and the profitability of its relationship with the Fund in 2019. Similar information was provided for DIMA. At the request of the directors, DWSI and DIMA also provided information adjusted to show the effect on profitability if the advisory fee reduction of 5 basis points on the first $100 million of the Fund’s average weekly net assets that was effective November 1, 2019 had been in effect throughout 2019. The directors reviewed the assumptions and methods of allocation used by DWSI and DIMA in preparing Fund-specific profitability data. DWSI and DIMA stated their belief that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual clients served by organizations such as DWSI and DIMA where each of the clients draws on, and benefits from, the research and other resources of the DWS organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DWSI’s expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that at the beginning of 2018 DWSI had discontinued its prior practice of allocating a portion of the Fund’s brokerage to receive research generated by, or paid for by, executing brokers. They also noted that DWSI has policies to prohibit consideration of the sale of shares of DWS funds when selecting broker dealers to execute portfolio transactions for the Fund or other DWS funds.

The directors recognized that DWSI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DWSI’s level of profitability from its relationships with the Fund was not excessive. The directors also considered the aggregate profitability of the relationships with the Fund of DWSI and DIMA and concluded that it was not excessive.

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Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. As the Fund is not aware of any closed-end fund with an objective similar to that of the Fund, and the Fund’s market trading discount is beyond the control of DWSI, the directors generally focus on the Fund’s performance based on net asset value compared to its benchmark when assessing investment results. The directors also reviewed information showing the Fund’s performance compared to that of other investment vehicles compiled by management based on information provided by Broadridge and Morningstar. The directors also reviewed information showing performance of the Fund’s benchmark index, a custom blend of the German Mid Cap Index (80% weight) and the German Small Cap Index (20% weight), and prior to September 1, 2018 the German Mid Cap Market Index of 80 stocks.

The comparative information showed that the Fund outperformed its benchmark in the first nine months of 2020 and in 2019, 2018 and 2017, underperformed it in 2016 and outperformed the benchmark in 2015 and 2014. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DWSI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and noted that no closed-end or open-end fund has a similar investment strategy as the Fund. The directors also considered information provided by DWSI concerning the fee rates charged to other investment companies having somewhat similar mandates as the Fund, the representation by DWSI that it does not manage any other institutional accounts that are similar to the Fund and DWSI’s review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The directors noted that: (i) in response to a request of the directors as part of ongoing efforts to reduce Fund expenses, in 2019 DWSI had agreed to an amendment to the advisory agreement, effective November 1, 2019, to reduce the fee schedule permanently from 0.80% to 0.75% of average weekly net assets up to $100 million, with no diminution in the quality of advisory services provided to the Fund. The directors noted that DWSI advises non-U.S. open-end funds that pay management fees that, while not entirely comparable to the fees payable

The New Germany Fund, Inc.	|	39

by the Fund to DWSI and DIMA, are substantially higher than the combined advisory and administration fee rate paid by the Fund.

The Fund’s management expense comparison group consisted of eight closed-end developed market or global funds (including the Fund) and nine open-end European region fund (plus the Fund) selected by Broadridge. The directors reviewed information comparing the combined advisory and administrative fees payable under the agreement and the administration agreement for this purpose, noting that DWSI and DIMA are affiliated companies. The directors noted that the combined advisory and administrative fee rate paid by the Fund in 2019 of 0.87% (0.858% adjusted to show the effect if the fee reduction effective November 1, 2019 had been in effect throughout 2018) was below the contractual and actual median fee rates of the closed-end fund comparison group and below the contractual median fee rate, but above the actual median fee rate, of the open-end fund comparison group. The directors noted that the Fund’s effective advisory fee rate (both unadjusted and adjusted) reflects the effect of breakpoints. The directors also considered the Fund’s net expense ratio in comparison to the fees and expenses of 30 other closed-end international equity funds compiled by management based on Morningstar data. The directors also noted that the Fund’s net expense ratio was below the median and average and in the lowest quartile and that the same was true when the expense ratio was adjusted to show the effect had the fee reduction been in effect throughout 2018. The directors further noted that the fee reduction that DWSI had agreed to in 2019, as discussed above, had resulted in an expense ratio reduction of approximately two basis points. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DWSI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DWSI as assets increase, largely because economies of scale are realized (if at all) by DWSI across a variety of products and services, and not only in respect of a single fund. They also noted that the Fund’s assets have generally diminished over recent years. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund’s circumstances.

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Investment Objective, Investment Policies

and Principal Risks

Investment Objective. The Fund’s investment objective is to seek capital appreciation through investment primarily in equity or equity-linked securities of German companies. For this purpose, a company is a “German company” if (i) it is organized under the laws of Germany or maintains its principal place of business in Germany, (ii) its equity securities are traded principally in Germany and its principal place of business is in the European Union or in a state that is a member of the European Free Trade Association or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, or investments made, or services performed, in Germany or had at least 50% of its assets in Germany. This objective is a fundamental policy that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Investment Policies. Under normal market conditions at least 80% of the Fund’s net assets are invested in equity or equity-linked securities of German companies. (If the Fund borrows money from banks (referred to as “leverage”), which the Fund is permitted to do only for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of the Fund’s total assets (not including amounts borrowed), the 80% minimum will apply to the total of the Fund’s net assets, plus the amount of those borrowings.) In addition, at least 65% of its total assets are invested in equity or equity-linked securities of smaller- and medium-sized German companies, including securities introduced for trading in the over-the-counter market in Germany, and publicly-traded securities of non-German companies; provided, however, that not more than 20% of the Fund’s net assets, plus any borrowings, will be invested in non-German companies. The Fund may invest up to 35% of its total assets in equity or equity-linked securities of major German companies (i.e., the 20 largest companies by market capitalization, as determined from time to time pursuant to procedures adopted by the Board of Directors). Companies that do not qualify as “major German companies” constitute “smaller- and medium-sized companies”. The Fund may trade in securities for short-term gain. Current interest and dividend income may also be considered in selecting securities but is not an objective of the Fund. When selecting an investment from among several investment opportunities that the Fund’s investment adviser believes to have substantially similar potential for capital appreciation, the investment adviser selects the investment that it believes will provide the highest level of current dividend or interest income and that is compatible with the Fund’s investment objective. No assurance can be given that the Fund will be able to achieve its objective.

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Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process and when making investment decisions.

Portfolio Structure. Subject to the investment restrictions set forth below, the Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets, plus any borrowings, in equity or equity-linked securities of German companies. Additionally, the Fund may invest up to 20% of its net assets, plus any borrowings, in non-German companies. Investments are primarily in smaller- and medium-sized companies. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities also include options, futures, and options on futures on equities or indices of equity securities.

The Fund invests in a broad spectrum of German industries. As a matter of fundamental policy, the Fund may not invest 25% or more of the value of its total assets in the securities of issuers having at the time of investment their principal business activities in the same industry. In addition, the Fund may not invest more than 35% of its total assets in major German companies. In selecting industries and companies for investment by the Fund, the investment adviser generally considers factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation. As a matter of fundamental policy, the Fund may not purchase more than 10% of the voting securities of any single issuer or invest more than 15% of its total assets in the securities of any one issuer. The Fund may not invest more than 15% of its total assets in equity or equity-linked securities that are not readily marketable, including joint ventures, or more than 5% of its net assets in joint ventures at the time of investment.

The first category of investments described above (major German companies) includes securities of the 20 largest companies by market capitalization.

The second category (smaller- and medium-sized companies) includes a selection of smaller- and medium-sized German companies that are traded on the official market, the regulated unlisted market or the over-the-counter market on or off one or more German stock exchanges. These securities generally have smaller trading volumes and greater price volatility than the major listed companies.

The third category consists of securities of non-German companies. The Fund may not invest more than 20% of the value of its net assets, plus any borrowings, in securities of non-German companies or invest more

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than 15% of its total assets in securities of companies based in any single country other than Germany.

For temporary defensive purposes, the Fund may also invest in Euro-denominated fixed income securities. Such investments may include Euro-denominated bonds issued by the Federal Republic of Germany, as well as in Euro-denominated debt instruments issued by private and public entities, including multi-national lending institutions and supra-national institutions. In the view of the Fund’s investment adviser, such investments contribute to the Fund’s objective of capital appreciation because during periods of pronounced strength of the Euro, the dollar value of Euro-denominated debt instruments increases. For temporary defensive purposes, the Fund may invest in U.S. dollar and Euro-denominated money market instruments, including bank time deposits and certificates of deposit.

The Fund may invest any cash collateral received on the Fund’s lending of securities in repurchase agreements. Such repurchase agreements are collateralized by securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Principal Risks

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the issuer of the stock, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the Fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the Fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events, including actions taken by central banks and governments to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. The Fund focuses its investments in Europe, and accordingly the Fund’s performance may be affected by the general performance of that region.

Foreign investment risk. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the US. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates

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may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreign parties, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as well as China and the United States as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by key trade partners on German products and services or negative changes in any of these countries (including decreasing imports, new trade regulations, changes in exchange rates or recessions) may cause an adverse impact on the German economy.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Country concentration risk. To the extent that the Fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government

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debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period during which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the Trade Agreement), provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. Among other things, the Trade Agreement provides for zero tariffs and zero quotas on all goods that comply with specified rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. In addition to trade in goods and services and investment, the Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the United Kingdom’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges, including with respect to the important financial services sector, which is largely not addressed in the Trade Agreement and remains subject to negotiation between the United Kingdom and the EU. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

European countries are also significantly affected by fiscal and monetary controls implemented pursuant to the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.

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Regional focus risk. Focusing investments in a single geographic region, as the Fund does, involves increased currency, political, regulatory and other risks compared to a broader investment strategy. Market swings in a targeted region are likely to have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

ESG investing risk. When portfolio management considers ESG factors in its fundamental research process and when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors.

Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in Europe and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties, and may adversely affect the trading price of the Fund’s common stock. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused worldwide. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

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Security selection risk. The securities in the Fund’s portfolio may decline in value. Portfolio management could be incorrect in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Net asset value discount risk. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from net asset value, and the discount may be substantial. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its common stock will trade at, above or below net asset value. However, the Fund’s shares of common stock have generally traded at a discount, and the level of the discount has fluctuated significantly over time.

Exchange rate fluctuations and foreign currency considerations. The value of currencies are influenced by a variety of factors, including: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Since we will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income, any fluctuation in the value of foreign currency relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars may have an adverse impact on us. In addition, since we will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments.

Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow small and medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.

Focus risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

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Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may have to sell certain investments at a price or time that is not advantageous in order to meet cash needs.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.

Interest expense risk. We may, subject to limitations, borrow money for temporary or emergency purposes for the clearance of transactions.

Borrowing money will subject us to interest expenses, and we may incur other transaction costs.

Certain provisions of our Articles of Incorporation and Bylaws. Certain provisions in our articles of incorporation and bylaws could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure.

Foreign custody. Our foreign securities and cash are generally held in foreign banks and securities depositories by a global network of custodians. There may be limited or no regulatory oversight over their operations. Additionally, the laws of certain countries may limit on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees

48	|	The New Germany Fund, Inc.

any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Operational and technology risk. Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

The New Germany Fund, Inc.	|	49

Directors and Officers of the Fund

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Ambassador Richard R. Burt, 73(1) Class III Since 2004	Managing Partner, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002–2007); Chairman of the Board, Weirton Steel Corp. (1996–2004); Partner, McKinsey & Company (consulting firm) (1991–1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989–1991); U.S. Ambassador to the Federal Republic of Germany (1985–1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	Director, The European Equity Fund, Inc. (since 2000) and The Central and Eastern Europe Fund, Inc. (since 2000). Director, UBS family of mutual funds (since 1995).
Walter C. Dostmann, 64(1) Class I Since 2015

Founder and Principal, Dostmann & Partners LLC (international business advisory firm) (2000–present); Director of 360 T Systems, Inc. (trading platform provider affiliated with Deutsche Boerse Group) (2013–present); and Director and Chairman of CABEI Central American Fund plc (since 1998). Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990–1999); and Director and Chairman of North American Income Fund (1998–2020).

Director, The European Equity Fund, Inc. (since 2015) and The Central and Eastern Europe Fund, Inc. (since 2015).
Dr. Kenneth C. Froewiss, 75(1) Class II Since 2017	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2011); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); and Chairman of DWS USA Corporation (since March 28, 2018); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996); and former Member, Finance Committee, Association for Asian Studies (2002–2017). Formerly, Director, Deutsche family of funds (2001–March 28, 2018).	Director, The European Equity Fund, Inc. (since 2017) and The Central and Eastern Europe Fund, Inc. (since 2017).

50	|	The New Germany Fund, Inc.

Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Dr. Holger Hatje, 61(1) Class I Since 2020

Chairman of bank99 AG (Austrian retail bank) and Supervisory Director of Hertha BSC GmbH & Co. (German premier league football club) since 2019. Formerly Chief Executive Officer (2006–2018) and Executive Director (2005), Berliner Volksbank eG (German regional co-operative bank); and Executive Director (2004–2005), Oldenburgische Landesbank AG (German regional bank). He previously held various positions at Dresdner Bank AG (German global bank) (1987–2003), and served as Supervisory Director of a number of German banking and charitable organizations.

Director, The European Equity Fund, Inc. (since 2020) and The Central and Eastern Europe, Inc. (since 2020).
Dr. Wolfgang Leoni, 63(1) Class III Since 2017	Managing Director of HQ Asset Management GmbH (since January 2018); Chief Executive Officer of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (from April 2013 until April 2017) and Chairman of Sal. Oppenheim Jr. & CIE. Luxembourg S.A. (2013–2017). He is the former Chief Investment Officer and member of the Management Board of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (2009–2013). He is the former Managing Director/CIO of Oppenheim Kapitalanlagegesellschaft MBH, Cologne (Germany) (investment company) (2007–2009), Managing Director/CIO of Lupus Alpha Alternative Solutions GMBH Frankfurt/M (investment company) (2006). He is the former Managing Director/CIO of DEKA Investment GMBH, Frankfurt/M (investment company) (2002–2006) and Managing Director/management board member (1996–2002).	Director, The European Equity Fund, Inc. (since 2017) and The Central and Eastern Europe Fund, Inc. (since 2017).
Dr. Christopher Pleister, 72(1) Class II Since 2016	Director (nonexecutive) of Depfa Bank plc (since 2015), Chairman of the Appeal Panel of the Single Resolution Board (Institution of the European Banking Union) since November 2016 (member since 2015). He is the former Chairman of FMSA (German financial market stabilization agency) (2011–2014).	Director, The European Equity Fund, Inc. (since 2016) and The Central and Eastern Europe Fund, Inc. (since 2016).

The New Germany Fund, Inc.	|	51

Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Christian H. Strenger, 77(1)(2) Class I Since 1990	Member of Supervisory Board (since 1999) and formerly Managing Director (1991–1999) of Deutsche Asset Management Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.	Director and Chairman, The European Equity Fund, Inc. (since 1986) and The Central and Eastern Europe Fund, Inc. (since 1990).
Hepsen Uzcan, 46(1)(2) Class III Since 2020	Managing Director,(3) DWS (since 2018); formerly, Director,(3) DWS (2014 to 2018); and Secretary of DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 2018); Director and Vice President, DWS Service Company (since June 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 2018); and Director and President, DB Investment Managers, Inc. (since June 2018) Ms. Uzcan also serves as Director of Episcopal Charities of New York (2018–present); and Director of ICI Mutual Insurance Company (since October 16, 2020).	Director, The European Equity Fund, Inc. (since 2020) and The Central and Eastern Europe Fund, Inc. (since 2020).
Christian M. Zügel, 60(1) Class II Since 2019	Founder and Chief Investment Officer of ZAIS Group, LLC (alternative credit manager) (since 1997) and Chairman of ZAIS Group Holdings, Inc. He is also a director or officer of various wholly owned affiliated companies and investment funds managed by ZAIS Group LLC or related companies. Formerly, Director and Chairman of ZAIS Financial Corp. (publicly traded commercial mortgage real estate investment trust) (2011–2016).	Director, The European Equity Fund, Inc. (since 2019) and The Central and Eastern Europe Fund, Inc. (since 2019).

*	The address of each Director is c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, NY 10022.

†	The term of office for Directors in Class I expires at the 2022 Annual Meeting, Class II expires at the 2023 Annual Meeting and Class III expires at the 2021 Annual Meeting.

(1)

Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The Central and Eastern Europe Fund, Inc., two other closed-end registered investment companies for which DWS Investment Management Americas, Inc. acts as Administrator and DWS International GmbH acts as Investment Adviser.

(2)

Indicates “Interested Person”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Strenger is an “interested“ Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH (“DWS“), an indirect wholly owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares. Ms. Uzcan is an “interested” Director as a result of: her being an officer of the Fund and her ownership of securities of DWS Group; the indirect owner of the Investment Adviser of the Fund; and her ownership of shares of the indirect majority owner of DWS Group.

(3)	Executive title, not a board directorship.

52	|	The New Germany Fund, Inc.

Officers*
Name, Age, Position with the Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years
Hepsen Uzcan, 46(2) President and Chief Executive Officer, 2017–present(3)	Managing Director,(1) DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017).
Diane Kenneally, 53(4) Treasurer and Chief Financial Officer, 2018–present	Director,(1) DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
John Millette, 58(4) Secretary, 2011–present(5)	Director,(1) DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020).
Sheila Cadogan, 54(4) Assistant Treasurer, 2018–present	Director,(1) DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present).
Alyssa Asbury, 25(2) Assistant Secretary, since May 8, 2020	Analyst, DWS
Caroline Pearson, 58(4) Chief Legal Officer, 2012–present	Managing Director,(1) DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017).
Scott D. Hogan, 50(4) Chief Compliance Officer, 2016–present	Director,(1) DWS.
Michelle Goveia-Pine, 50(2) Interim Anti-Money Laundering Compliance Officer, since July 24, 2020	Director,(1) DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, of DWS US registered investment ompanies advised by DWS Investment Management Americas, Inc, (since July 10, 2020).

Each also serves as an Officer of The European Equity Fund, Inc. and The Central and Eastern Europe Fund, Inc., two other closed-end registered investment companies for which DWS Investment Management Americas, Inc. acts as Administrator.

*

As a result of their respective positions held with the Administrator or its affiliates, these individuals are considered “interested persons” of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.

(1)	Executive title, not a board directorship.

(2)	Address: 875 Third Avenue, New York, New York 10022.

(3)	Served as Assistant Secretary from July 22, 2013 to May 7, 2020.

(4)	Address: 100 Summer Street, Boston, Massachusetts 02110.

(5)	Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

The New Germany Fund, Inc.	|	53

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street, 8th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

54	|	The New Germany Fund, Inc.

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

The New Germany Fund, Inc.	|	55

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

NGF-2

(R-025797-10 2/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Walter C. Dostmann and Dr. Kenneth C. Froewiss. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The New Germany Fund, Inc.

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$54,722	$0	$7,880	$0
2019	$58,722	$0	$8,565	$1,000

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to the Fund’s advisor, DWS International GmbH, or the administrator, DWS Investment Management Americas, Inc. (“DIMA”), and any entity controlling, controlled by or under common control with DWS International GmbH or DWS Investment Management Americas, Inc. (“Control Affiliate”) that provides ongoing services to the Fund (collectively, the “Advisor Entities”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence..

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,880	$650,763	$0	$658,643
2019	$9,565	$740,482	$0	$750,047

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the Advisor Entities with respect to operations and financial reporting of the Fund. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Walter C. Dostmann (Chairman), Richard R. Burt, Dr. Christopher Pleister, and Dr. Kenneth C. Froewiss.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1.       Scope

DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.

2.       DWS’S Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

3.       POLICIES

3.1.       Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.

3.2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:

1.	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
2.	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and
3.	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

1       For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.3       Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.

4.       Procedures

The key aspects of DWS’s proxy voting process are delineated below.

4.1.       The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

4.2.       Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight,2 the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

2       Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.

4.3.       The GPVSC’s Proxy Voting Guidelines

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

1.	Neither the Guidelines nor specific client instructions cover an issue;
2.	ISS does not make a recommendation on the issue; and
3.	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.       Conflict of Interest Procedures

4.4.1.       Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.

3       As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4       Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.

Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.       Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

1.	Code of Conduct – DB Group;
2.	Conflicts of Interest Policy – DWS Group;
3.	Code of Ethics – DWS US;
4.	Code of Ethics – DWS ex US
5.	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.       RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

■	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
■	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

Analyst worksheets created for stock option plan and share increase analyses; and

Proxy Edge print-screen of actual vote election.

■	DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
■	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
■	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the company cast its vote on the matter;

How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6.       OVERSIGHT RESPONSIBILITIES

Proxy Vendor Oversight will review a reasonable sampling of votes on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the GPVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.

In addition, the GPVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.

The GPVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

7.       ANNUAL REVIEW

The GPVSC, in cooperation with Proxy Vendor Oversight, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.

8.        GLOSSARY

Term	Definition
CUSIP	Council on Uniform Securities Identification Procedures
ETF	Exchange Traded Funds
GPVSC	Global Proxy Voting Sub-Committee
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
SEC	Securities and Exchange Commission

9.        LIST OF ANNEXES AND ATTACHMENTS

Attachment A – DWS Proxy Voting Guidelines

Attachment A – DWS PROXY VOTING GUIDELINES

DWS

Proxy Voting Guidelines

Effective March 1, 2020

[DWS LOGO GRAPHIC OMITTED]

Table of Contents

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Board Diversity
	C.	Classified Boards of Directors
	D.	Board and Committee Independence
	E.	Liability and Indemnification of Directors
	F.	Qualification of Directors
	G.	Removal of Directors and Filling of Vacancies
	H.	Proposals to Fix the Size of the Board
	I.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	J.	Proposals to Establish Audit Committees
II.		Capital Structure
	A.	Authorization of Additional Shares
	B.	Authorization of “Blank Check” Preferred Stock
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
	E.	Amendments of the Articles
	F.	Related Party Transactions
IV.		Compensation
	A.	Executive and Director Stock Option Plans
	B.	Employee Stock Option / Purchase Plans
	C.	Golden Parachutes
	D.	Proposals to Limit Benefits or Executive Compensation
	E.	Shareholder Proposals Concerning “Pay for Superior Performance”
	F.	Executive Compensation Advisory
	G.	Advisory Votes on Executive Compensation
	H.	Frequency of Advisory Vote on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social and Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
IX.		International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
	A.	Election of Directors
	B.	Renumeration (Variable Pay)
	C.	Long-Term Incentive Plans
	D.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	E.	Establishment of a Remuneration Committee
	F.	Management Board Election and Motion
	G.	Large Block Issuance
	H.	Share Repurchases
	I.	Use of Net Profits
	J.	Amendments of the Articles
	K.	Related Party Transactions
	L.	Auditor
X.		Proxy Voting Guidelines With Application For Holdings Incorporated in Japan

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally not applicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: DWS’s Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account the following additional factors:

■	Accountability to shareholders and transparency of governance practices
■	Responsiveness to investor input and shareholder vote
■	Composition of the board with Directors adding value through skills, expertise and time commitment
■	Independence from management

Where it deems necessary, DWS will also take into account the following additional factors:

■	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.

It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.

■	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors
■	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
■	Relevant committees in place and they are majority independent. If the main committees are not majority independent, this could trigger a vote of “Abstain” for the Chairman of the Board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
■	The management of Environmental Social and Governance (ESG) controversies will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
■	When the director election lengthens the term of office, DWS will consider voting “Against” this election.

In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re)-election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).

Regarding independence: Vote against or withhold from non-independent Directors when:

■	The board consists of 50% or less independent Directors;
■	The non-independent Director is part of the audit, compensation or nominating committee;
■	The company has not appointed an audit, compensation or nominating committee.

DWS will classify Directors as non-independent when:

■	For executive Directors:

Current employee of the company or one of its affiliates.

■	For non-executive Directors:

Significant ownership (beneficial owner of more than 50% of the company’s voting power)

Former CEO of the company or of an acquired company within the past five years.

Former officer of the company, an affiliate or an acquired firm within the past five years.

Immediate family member of a current or former officer of the company or its affiliates within the last five years

Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS’s policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.        Board Diversity

For companies in the Russell 3000 or S&P 1500 indices, DWS will consider voting "Against" or "Withhold" from the chairperson of the nominating committee at companies when there is not at least one woman on the company's board. DWS will consider voting “Against” or “Withhold” from other directors, on a case-by-case basis, if the nominating committee chairperson is not up for election.

Mitigating factors include:

■	a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year,
■	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
■	Other relevant factors as applicable.

C.       Classified Boards of Directors

DWS’s policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

D.       Board and Committee Independence

DWS’s policy is to vote:

1. “For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2. “For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3. “Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4. “For” separation of the Chairman and CEO positions.

5. Generally “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:

Whether the proposal is binding and whether it requires an immediate change.

Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.

Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.

Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions which harmed or have the potential to harm the interests of the shareholders).

Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

E.       Liability and Indemnification of Directors

DWS’s policy is to vote on a case-by-case basis on Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation, in which case, DWS would vote “Against”.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

F.       Qualification of Directors

DWS’s policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

G.       Removal of Directors and Filling of Vacancies

DWS’s policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

H.       Proposals to Fix the Size of the Board

DWS’s policy is to vote:

1.       “For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defences.

2.       “Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

I.       Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

DWS’s policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees

DWS’s policy is to vote “For” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.       Capital Structure

A.       Authorization of Additional Shares

DWS’s policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of “Blank Check” Preferred Stock

DWS’s policy is to vote:

1.       “Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       “For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

DWS’s policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

DWS’s policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance

DWS’s policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines.

For general Issuances, in general DWS’s policy is to:

1. Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

2. Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, DWS’s policy is to:

■	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
■	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:

■	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
■	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent of the company’s nominal capital.

For specific issuances, in general DWS’s policy is to:

Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, DWS supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

DWS’s policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.       Share Repurchases

DWS’s policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms. Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.

H.       Reductions in Par Value

DWS’s policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.       Corporate Governance Issues

A.       Confidential Voting

DWS’s policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.       Cumulative Voting

DWS’s policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

DWS’s policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.

*       Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders’ interests to lower the supermajority provision.

D.       Shareholder Right to Vote

DWS’s policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS’s policy is to vote “For” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

E.       Amendments of the Articles

Where it deems necessary, DWS will consider to generally vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.

F.       Related Party Transactions

DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.

IV.       Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.       Executive and Director Stock Option Plans

DWS’s policy is to vote “For” stock option plans that meet the following criteria:

1. The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2. The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3. The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4. The plan does not grant options on super-voting stock.

DWS will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B.       Employee Stock Option / Purchase Plans

DWS’s policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

DWS’s policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C.       Golden Parachutes

DWS’s policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS’s policy is to vote on a case-by-case basis regarding more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

D.       Proposals to Limit Benefits or Executive Compensation

DWS’s policy is to vote “Against”:

1. Proposals to limit benefits, pensions or compensation; and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E.       Shareholder Proposals Concerning “Pay for Superior Performance”

DWS’s policy is to address pay for superior performance proposals on a case-by-case basis, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and in consideration of the following factors:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
■	Can shareholders assess the correlation between pay and performance based on the current disclosure?
■	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation DWS will vote according to ISS recommendation.

F.       Executive Compensation Advisory

DWS’s policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis (“say on pay”).

Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company of the executive compensation structures.

G.       Advisory Votes on Executive Compensation

DWS’s policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.

DWS’s policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay-MSOP) if:

■	There is a significant misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices;
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:

1. Peer Group Alignment:

The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based equity awards;
■	The overall ratio of performance-based compensation;
■	The completeness of disclosure and rigor of performance goals;
■	The company's peer group benchmarking practices;
■	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
■	Realizable pay compared to grant pay; and
■	Any other factors deemed relevant.

Where it deems necessary, DWS will also take into account the following additional factors:

■	Systems that entitle the company to recover any sums already paid where necessary (e.g. claw- back system). Deviations are possible wherever the company provides a reasonable explanation why a claw-back was not implemented.

Problematic Pay Practices

DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

■	Problematic practices related to non-performance-based compensation elements;
■	Incentives that may motivate excessive risk-taking; and
■	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
■	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
■	New or extended agreements that provide for:

CIC payments exceeding 3 times base salary and average/target/most recent bonus;

CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

CIC payments with excise tax gross-ups (including "modified" gross-ups);

■	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

■	Multi-year guaranteed bonuses;
■	A single or common performance metric used for short- and long-term plans;
■	Lucrative severance packages;
■	High pay opportunities relative to industry peers;
■	Disproportionate supplemental pensions; or
■	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
■	Duration of options backdating;
■	Size of restatement due to options backdating;
■	Corrective actions taken by the board or compensation committee, such as cancelling or re-pricing backdated options, the recouping of option gains on backdated grants; and
■	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.

H.       Frequency of Advisory Vote on Executive Compensation

DWS’s policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans (“Poison Pills”)

DWS’s policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

DWS’s policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1. Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2. Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

DWS’s policy is to vote “For” Management fair-price proposals, provided that:

1. The proposal applies only to two-tier offers;

2. The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;

3. The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4. The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from State Takeover Laws

DWS’s policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-Financial Effects of Takeover Bids

Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.

VI.       Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sale of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS’s policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.

VII.       Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.       Principles for Responsible Investment

DWS policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS: (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.       ESG Issues

DWS’s policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Roadmap for Sustainability and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Roadmap for Sustainability and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Roadmap for Sustainability. DWS’s policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. DWS’s policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:

■	Whether the proposal itself is well framed and reasonable;
■	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
■	Whether the company's analysis and voting recommendation to shareholders is persuasive;
■	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
■	Whether the subject of the proposal is best left to the discretion of the board;
■	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
■	The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
■	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
■	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
■	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, DWS’s policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS’s policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS’s policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.

VIII.       Miscellaneous Items

A.       Ratification of Auditors

DWS’s policy is to vote “For”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.       Limitation of Non-Audit Services Provided by Independent Auditor

DWS’s policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit Firm Rotation

DWS’s policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.

Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.

Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

1. The name of the audit firm is not disclosed.

2. No breakdown of audit/non-audit fees is provided.

3. Non-audit fees exceed standard audit and audit-related fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).

4. Auditors are changed without explanation.

D.       Transaction of Other Business

DWS’s policy is to vote “Against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

DWS’s Policy is to vote “Against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

DWS’s policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

DWS’s policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

DWS’s Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

DWS’s policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IX.       International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada

A. Election of Directors

Where it deems necessary, DWS will also take into account the following additional factors:

■	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.

It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.

■	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75 % of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors.
■	DWS will vote with an “Against” if the election of a candidate results in a direct transition from executive (incl. the CEO) to non-executive directorship (i.e. without a cooling off of minimum two years). In especially warranted cases, executive directors with a long and proven track record can become non-executive directors if this change is in line with the national best practice for corporate governance.
■	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
■	Relevant committees in place and they are majority independent. If the main committees are not majority independent, this could trigger a vote of “Abstain” for the Chairman of the Board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
■	The management of Environmental Social and Governance (ESG) controversies will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
■	When the director election lengthens the term of office, DWS will consider voting “Against” this election.

In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re)-election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).

B. Remuneration (Variable Pay)

Executive remuneration for Management Board

Where it deems necessary, DWS will also take into account the following additional factors:

■	Systems that entitle the company to recover any sums already paid (e.g. claw-back-system). Deviations are possible wherever the company provides a reasonable explanation why a claw- back was not implemented.

DWS’s policy is to vote “For” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

DWS’s policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

C. Long-Term Incentive Plans

DWS’s policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1. Directly align the interests of members of Management Boards with those of shareholders;

2. Establish challenging performance criteria to reward only above average performance;

3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5. Do not allow a repricing of the exercise price in stock option plans.

D. Proposals to Restrict Supervisory Board Members Service on Multiple Boards

DWS’s policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

E. Establishment of a Remuneration Committee

DWS’s policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

F. Management Board Election and Motion

DWS’s policy is to vote “Against”:

1. The election of Board members with positions on either Remuneration or Audit Committees;

2. The election of Supervisory Board members with too many Supervisory Board mandates; and

3. “Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

G. Large Block Issuance

For the UK market the following applies:

Generally vote for a resolution to authorise the issuance of equity, unless:

■	The issuance authority exceeds 33 percent of the issued share capital. Assuming it is no more than 33 percent, a further 33 percent of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to 66 percent.

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:

■	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
■	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent of the company’s nominal capital.

H. Share Repurchases

Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.

I. Use of Net Profits

Where it deems necessary, DWS will also consider voting “Against”, taking into account the following factors:

1. The dividend pay-out ratio has been below 20% for two consecutive years despite a limited availability of profitable growth opportunities, and management has not given/provided adequate reasons for this decision.

2. The pay-out ratio exceeds 100 % of the distributable profits without appropriate reason (the company pays a dividend which affects its book value).

J. Amendments of the Articles

Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.

K. Related Party Transactions

DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.

L. Auditor

Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

1. The name of the audit firm is not disclosed.

2. No breakdown of audit/non-audit fees is provided.

3. Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).

4. Auditors are changed without explanation.

5. The same lead audit partner has been appointed for more than five years.

6. Consequently, when the company does not publish the name of its lead auditor and the duration for which she / he has been previously appointed. (Markets in which the regulatory requirement for lead partner rotation is maximum five years are exempt from this guideline).

X. Proxy Voting Guidelines With Application For Holdings Incorporated In Japan

With reference to our policy on board composition in Japan, we expect companies, which define the role of the board to have a supervisory function instead of an executive function, to have at least two outside directors and strongly encourage them to ensure that at least 1/3 of the members in their boards are considered independent.

With reference to our policy of defining independence, outlined earlier in this document, in Japan as significant shareholders we will consider those who are in the top ten shareholders, even if their holding represents a share of less than 10%, mainly due to the market practice in Japan for business partners to own a certain percentage of each other’s shares as cross shareholders. With reference to our policy on the separation of the CEO and chairman roles and responsibilities, we strongly encourage our Japanese investees to disclose the member, who chairs the board as well as the member, who is considered to chair the company, the so called “Kaicho”, if these roles are separated. We also expect and foster our investees in Japan to establish the relevant formal committees- nomination, remuneration and audit.

Rationale: We acknowledge what has been achieved in the last couple of years in the corporate governance developments in Japan and support the progress, which has been made in that regard, in particular with the introduction of the Corporate Governance and Stewardship codes. We aspire to be in a constructive dialogue with our investees and to act as their steering partner to drive further developments in the corporate governance area. However, we foster our investees in Japan to strive to have more independent boards generally, as we believe board independence is crucial for the further development of corporate governance in Japan.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

As of the date of this report, the following individual handles the day-to-day management of the Fund.

Valerie Schueler, Director and Portfolio Manager of the Fund

•	Portfolio Manager and Member of the Portfolio Construction Team for European Small & Mid Caps: Frankfurt
•	Joined DWS in 2007 and the Fund in 2017.
•	Masters Degree in Business Administration ("Diplom-Kauffrau") from both Leipzig Graduate School of Management and the University of Illinois at Urbana-Champaign.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent annual report dated December 31, 2020.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:

o	Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component), and
o	Reward outstanding contributions at the junior levels through the discretionary Recognition Award.

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by DWS International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent annual report dated December 31, 2020.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Valerie Schueler	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DWS International GmbH, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent annual report dated December 31, 2020.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Valerie Schueler	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Valerie Schueler	1	$408,259,533	1	$408,259,533

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Valerie Schueler	3	$752,952,573	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor and its affiliate’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	81,000	$ 15.78	81,000	1,217,300
February 1 through February 29	53,000	$ 15.37	53,000	1,164,300
March 1 through March 31	65,900	$ 12.04	65,900	1,098,400
April 1 through April 30	0	$ -	0	1,098,400
May 1 through May 31	27,100	$ 13.68	27,100	1,071,300
June 1 through June 30	71,000	$ 15.11	71,000	1,000,300
July 1 through July 31	77,852	$ 16.18	77,852	922,448
August 1 through August 31	64,148	$ 17.05	64,148	1,508,852
September 1 through September 30	40,500	$ 16.87	40,500	1,468,352
October 1 through October 31	32,006	$ 17.26	32,006	1,436,346
November 1 through November 30	30,994	$ 17.94	30,994	1,405,352
December 1 through December 31	44,313	$ 19.99	44,313	1,361,039

Total	587,813	$ 15.92	587,813

On July 26, 2019, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through August 31, 2020. The Fund repurchased 687,552 shares between August 1, 2019 and July 31, 2020.

On July 24, 2020, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 211,961 shares between August 1, 2020 and December 31, 2020

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Securities Lending Activities

During The New Germany Fund, Inc. most recent fiscal year ending December 31, 2020, Brown Brothers Harriman & Co. (“BBH”) served as the fund’s securities lending agent.

As a securities lending agent, BBH is responsible for the implementation and administration of a fund’s securities lending program. Pursuant to its respective Securities Lending Agency Agreement (“Securities Lending Agreement”) with the fund, BBH, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•	receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

BBH is compensated for the above-described services from its securities lending revenue split. The tables below show the income each fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

The New Germany Fund, Inc.

Securities Lending Activities - Income and Fees for Fiscal Year 2020

Gross income from securities lending activities (including income from cash collateral reinvestment)	$481,192
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$45,579
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$18,159
Administrative fees not included in revenue split	--
Indemnification fee not included in revenue split	--
Rebate (paid to borrower)	$7,245
Other fees not included in revenue split	--
Aggregate fees/compensation for securities lending activities and related services	$70,983
Net income from securities lending activities	$410,209

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2021